UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2024

Block, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1955 Broadway, Suite 600
Oakland, CA 94612[1]
(Address of principal executive offices)

(415) 375-3176

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0000001 par value per share	SQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[1]

We have adopted a distributed work model and, therefore, have no formal headquarters. This address represents our “principal executive office,” which we are required to identify under Securities and Exchange Commission rules.

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2024, Block, Inc. (formerly known as Square, Inc.) (“Block”) entered into the Eighth Amendment to Revolving Credit Agreement, among Block, the lenders that are party thereto, and Goldman Sachs Bank USA, as administrative agent (the “Revolver Amendment”). The Revolver Amendment amends the Revolving Credit Agreement, dated as of May 1, 2020 (as amended by the First Amendment to Revolving Credit Agreement, dated as of May 28, 2020, the Second Amendment to Revolving Credit Agreement, dated as of November 9, 2020, the Third Amendment to Revolving Credit Agreement, dated as of January 28, 2021, the Fourth Amendment to Revolving Credit Agreement, dated as of May 25, 2021, the Fifth Amendment to Revolving Credit Agreement, dated as of January 28, 2022, the Sixth Amendment to Revolving Credit Agreement, dated as of February 23, 2023, and the Seventh Amendment to Revolving Credit Agreement, dated as of June 9, 2023, the “Amended Credit Agreement”), among Block, the lenders that are party thereto, and Goldman Sachs Bank USA, as Administrative Agent, to amend certain provisions of the Amended Credit Agreement to provide Block and its subsidiaries additional flexibility with respect to warehouse facilities, securitization facilities, or receivables financings involving accounts receivable or other rights to payment.

The foregoing description of the Revolver Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolver Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Eighth Amendment to Revolving Credit Agreement, dated as of March 29, 2024, among Block, Inc., the lenders that are party thereto and Goldman Sachs Bank USA, as Administrative Agent.

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2024	BLOCK, INC.

	By:	/s/ Chrysty Esperanza
	Name:	Chrysty Esperanza
	Title:	Chief Legal Officer and Corporate Secretary